EXHIBIT 10.1

THESE SECURITIES MAY BE OFFERED ONLY IN                 No.__________
THOSE STATES IN WHICH THE SECURITIES ARE
EXEMPT FROM REGISTRATION UNDER
APPROPRIATE STATE SECURITIES LAWS

                                ACCUPOLL HOLDING
                                  CORPORATION

                              $2,000,000 Offering
          7% Senior Subordinated Six Month Convertible Promissory Note
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     ACCUPOLL  Holding  Corp.,   ("Issuer"  or  "Company")  whose  wholly  owned
subsidiary, ACCUPOLL, Inc. is located at 30 Executive Park, Suite 260, Irvine, California 92614 USA, is offering to qualified investors a Senior Subordinated Six-Month Convertible Promissory Note ("Note"), in increments of $100,000 (referred to herein as the "Units"), which is subordinate to the assets of the Company. The Note(s) will be convertible into shares of common stock of the Company at a rate of $0.30 per share. The proceeds from the sale of the Note(s) will be used to implement the business plan set forth by the Company.

THIS OFFERING INVOLVES CERTAIN RISK FACTORS. SEE "RISK FACTORS" IN ADDITION TO THE GENERAL RISK OF LENDING MONEY, THE FOLLOWING RISKS SHOULD BE CONSIDERED:

THERE IS NO PUBLIC MARKET FOR THE NOTE, WARRANT OR SHARES OF THE ISSUER, NOR IS THERE ANY ASSURANCE THAT ANY PUBLIC MARKET WILL EVER DEVELOP. THEREFORE, PURCHASERS MAY NOT BE ABLE TO LIQUIDATE THE NOTE, WARRANT OR SHARES IF THE NEED ARISES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF ADEQUACY OF THIS PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CERTAIN FINANCIAL AND OTHER INFORMATION IS CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATIONS, WRITTEN OR ORAL, WHICH DO NOT CONFORM TO THE INFORMATION CONTAINED HEREIN SHOULD BE DISREGARDED.

         The date of this Private Placement Memorandum is 30 June, 2003.

(1) Officers, Directors, Employees and other associated individuals of the Issuer will offer the securities on a "Best Efforts Basis", however, they will receive no compensation for their efforts. The Company may employ members of the National Association of Securities Dealers, Inc. ("NASD") to offer these securities also on a "Best Efforts Basis." Third party consultants that assist the Company in this offering will be paid a fee equal to thirteen percent (13%) of the securities sold by , or to purchasers introduced to the Company by, such consultants.

THE OFFERING OF THESE SECURITIES HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND IS MADE PURSUANT TO CERTAIN EXEMPTIONS THEREUNDER AS A TRANSACTION BY AN ISSUER NOT INVOLVING ANY PUBLIC OFFERING. FURTHER, THIS PRIVATE PLACEMENT MEMORANDUM, EXCEPT AS MAY BE INDICATED IN A SUPPLEMENT HERETO, HAS NOT BEEN SUBMITTED TO, OR REVIEWED BY, ANY STATE SECURITIES COMMISSION. AS A CONSEQUENCE, SUCH SECURITIES WILL BE REQUIRED TO BE HELD UNTIL MATURITY UNLESS CALLED OR ARE SUBSEQUENTLY REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THERE IS NO PUBLIC MARKET FOR THE SECURITIES AND NONE IS LIKELY TO DEVELOP.

THE ISSUER UNDERTAKES (1) TO MAKE AVAILABLE TO EVERY PROSPECTIVE INVESTOR OF THE SECURITIES AND HIS\HER REPRESENTATIVE, DURING THE COURSE OF THIS TRANSACTION AND PRIOR TO SALE, ANY INFORMATION REQUESTED BY HIM\HER REGARDING THE ISSUER; AND
(2) THE OPPORTUNITY TO ASK QUESTIONS OR, AND RECEIVE ANSWERS FROM, THE ISSUER OF ANY CONDITIONS OF THIS OFFERING, AND TO OBTAIN ANY ADDITIONAL INFORMATION NECESSARY TO VERIFY THE ACCURACY OF INFORMATION MADE AVAILABLE TO SUCH PROSPECTIVE INVESTOR.

PRIOR TO MAKING AN INVESTMENT IN THE SECURITIES, A PROSPECTIVE INVESTOR SHOULD CAREFULLY REVIEW AND CONSIDER THE ENTIRE PRIVATE PLACEMENT MEMORANDUM STATEMENT INCLUDING ALL OF ITS EXHIBITS. PROSPECTIVE INVESTORS ARE URGED TO MAKE ARRANGEMENTS WITH THE ISSUER TO INSPECT ITS BOOKS AND RECORDS, ITS MANAGEMENT PRACTICES, ANY DOCUMENT REFERRED TO IN THE PRIVATE PLACEMENT MEMORANDUM, AND OTHER DATA RELATING TO THIS PRIVATE PLACEMENT MEMORANDUM. THE ISSUER'S REPRESENTATIVES ARE AVAILABLE TO DISCUSS WITH PROSPECTIVE INVESTORS ANY MATTERS SET FORTH IN THIS PRIVATE PLACEMENT MEMORANDUM OR ANY OTHER MATTER RELATING TO THE SECURITIES BEING OFFERED HEREBY IN ORDER THAT PROSPECTIVE INVESTORS AND THEIR REPRESENTATIVES MAY HAVE AVAILABLE TO THEM ALL INFORMATION, FINANCIAL AND OTHERWISE, RELATING TO THE INVESTMENT.

NO DEALER, ASSOCIATE, AGENT, SALESMAN, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON.

THIS PRIVATE PLACEMENT MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION TO PURCHASE THE SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON OR ENTITY TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. THE DELIVERY OF THIS PRIVATE PLACEMENT MEMORANDUM OR ANY SALE HEREUNDER SHALL NOT UNDER ANY CIRCUMSTANCES BE DEEMED TO IMPLY THAT THERE HAS NOT BEEN A CHANGE IN THE INFORMATION CONTAINED HEREIN SUBSEQUENT TO THE DATE HEREOF.

THE SECURITIES ARE BEING OFFERED SUBJECT TO ACCEPTANCE, PRIOR SALE, WITHDRAWAL, AND CANCELLATION OR MODIFICATION OF THE OFFER AT ANY TIME WITHOUT NOTICE BY THE ISSUER.

THE SECURITIES ARE ONLY BEING OFFERED TO PENSION FUNDS, PROFIT SHARING TRUSTS, AND OTHER INSTITUTIONAL INVESTORS, AND TO PURCHASERS WHO PERSONALLY, OR TOGETHER WITH THEIR PROFESSIONAL ADVISORS, HAVE SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT THEY ARE CAPABLE OF EVALUATING THE MERITS AND RISKS OF INVESTMENTS IN SUCH SECURITIES AND OF PROTECTING THEIR INTERESTS IN THIS TRANSACTION (SEE "WHO SHOULD INVEST").

INVESTORS SHALL NOT BECOME OWNERS OF THE ISSUER'S NOTE UNTIL THE ACCEPTANCE OF SUCH INVESTORS' PROPERLY COMPLETED SUBSCRIPTION DOCUMENTS BY THE ISSUER PURSUANT TO THE TERMS AND CONDITIONS SET FORTH THEREIN.

                      (USA) FOR CALIFORNIA RESIDENTS ONLY

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN QUALIFIED WITH THE CALIFORNIA DEPARTMENT OF CORPORATIONS NOR HAS THE CALIFORNIA DEPARTMENT OF CORPORATIONS PASSED UPON THE ADEQUACY OR ACCURACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFORE PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM
QUALIFICATION BY SECTION 25100, 25102 OR 25015 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES IN THIS PRIVATE PLACEMENT MEMORANDUM AND RELATED SUBSCRIPTION AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT THE CALIFORNIA COMMISSIONER OF CORPORATIONS DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES.

                       (USA) FOR COLORADO RESIDENTS ONLY

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1981, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY
PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR ANY EXEMPTION FROM REGISTRATION IS AVAILABLE.

                        (USA) FOR FLORIDA RESIDENTS ONLY

     THE  SHARES  REFERRED  TO  HEREIN  WILL BE SOLD  TO,  AND  ACQUIRED  BY THE
PARTICIPANT IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SUBSCRIPTIONS HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. ALL FLORIDA RESIDENTS HAVE A THREE DAY RIGHT OF RESCISSION WITHIN THREE (3) BUSINESS DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY, OR AN ESCROW AGENT OR WITHIN THREE (3) BUSINESS DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, A SUBSCRIBER SHALL ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS MEMORANDUM, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED BEFORE THE END OF THE AFOREMENTIONED THIRD DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO INSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME AND DATE WHEN IT IS MAILED. SHOULD A
FLORIDA RESIDENT MAKE THIS REQUEST ORALLY, HE SHOULD ASK FOR WRITTEN CONFIRMATION THAT THIS REQUEST HAS BEEN RECEIVED.

                        (USA) FOR GEORGIA RESIDENTS ONLY

     THE SECURITIES REFERRED TO HEREIN WILL BE ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA STATE SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                       (USA) FOR NEW JERSEY RESIDENTS ONLY

     THE SHARES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY NOR HAS THE BUREAU PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THIS DISCLOSURE MEMORANDUM DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR SALE THEREOF BY THE BUREAU OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THESE ARE SPECULATIVE SECURITIES AND INVOLVE A HIGH DEGREE OF RISK.

                        (USA) FOR NEW YORK RESIDENTS ONLY

     THIS DOCUMENT HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     THIS OFFERING MEMORANDUM DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE. IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

                      (USA) FOR PENNSYLVANIA RESIDENTS ONLY

     EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 203(d) DIRECTLY FROM AN ISSUER OR AFFILIATE OF AN ISSUER SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE, OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OR PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL
PAYMENT FOR THE SECURITIES BEING OFFERED. IF YOU HAVE ACCEPTED AN OFFER TO PURCHASE THESE SECURITIES MADE PURSUANT TO A DISCLOSURE MEMORANDUM WHICH CONTAINS A NOTICE EXPLAINING YOUR RIGHT TO WITHDRAW YOUR ACCEPTANCE PURSUANT TO
SECTION 207(m) OF THE PENNSYLVANIA SECURITIES

ACT OF 1972 (70 P.S. 1-207(m)), YOU MAY ELECT, WITHIN TWO BUSINESS DAYS AFTER THE FIRST TIME YOU HAVE RECEIVED THIS NOTICE AND A DISCLOSURE MEMORANDUM TO WITHDRAW FROM YOUR PURCHASE AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID BY YOU. YOUR WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, YOU WILL NEED ONLY SEND A LETTER OR TELEGRAM TO THE ISSUER (OR UNDERWRITER IF ONE IS LISTED ON THE FRONT PAGE OF THE DISCLOSURE MEMORANDUM) INDICATING YOUR INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IF YOU ARE SENDING A LETTER, IT IS PRUDENT TO SENT IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF YOU SHOULD MAKE THE REQUEST ORALLY, YOUR SHOULD ASK FOR WRITTEN CONFIRMATION THAT YOUR REQUEST HAS BEEN RECEIVED.

                       (USA) FOR TENNESSEE RESIDENTS ONLY

     IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY A FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY
AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                  [REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

                              SUMMARY OF OFFERING

     The following materials are intended to provide selected information regarding the Note(s), Warrant(s), the Issuer, and its business plan. This offering should be read carefully in connection with, and is qualified in its entirety, by the detailed information appearing elsewhere in this Offering Memorandum.

EACH PROSPECTIVE PURCHASER OF THE NOTES AND WARRANTS IS URGED TO READ THIS ENTIRE PRIVATE PLACEMENT MEMORANDUM BEFORE PURCHASING THE SECURITIES.

Investment Opportunity

     The securities being offered are a six-month (which may be extended three months by company) Convertible Promissory Note(s) of the Issuer. The Issuer will pay to the Note Holder a 7% simple interest semi-annually. The Note shall expire on six months from subscription date. The Company may extend the note by an additional three months by way of written notice being given to the Note Holders. The Note(s) is backed by the assets to the Company and its subsidiary, ACCUPOLL, Inc., and in the event of a default by the Company shall the Note Holder receive these assets on a pro rata basis.

Use of Proceeds

     Upon successful funding of the offering, the proceeds will be used to implement the Company's business plan as discussed herein and for operating expenses.

Risk Factors

     There is no guarantee of liquidity in the public market for the Note(s) to be issued by the Issuer, nor is there any assurance that any public market will ever develop for the securities. Therefore, Note Holders may not be able to liquidate their Notes if the need arises before the notes mature, in addition to the inherent risks of investing money. (See "Risk Factors").

Tax Status

     Note Holders will accrue 7% simple interest, semi-annually, on each Note. It is the intent of the Company to pay all interest in cash, however in the event the Company cannot pay the interest in cash, the interest will be added to the principal at time of conversion, and as such, it is anticipated the interest earned may be phantom Portfolio Income. As such, there may be adverse tax implications to each investor. No opinion of such tax treatment will be sought and each investor/purchaser of the Notes should consult his/her own tax advisor or consultant before purchasing a Note.

                                 WHO MAY INVEST

Qualification of Purchasers

     A purchase of the Note(s) involves some risk and is suitable only for persons having financial resources who understand both the tax consequences and risk factors associated with such purchase. The Note(s) will be sold only to persons who have such knowledge and experience in investing and business matters that they are capable of evaluating the merit and risks of purchase of the Note(s).

     Prior to the purchase of the Note(s), each prospective purchaser will be required to represent that he or she has the requisite knowledge to assess the risk or has relied upon the advice of his or her own counsel and accountants and\or financial representative(s) with regard to the tax and other considerations involved in making such an investment.

     There is no public market for the Note(s) and no assurance that the Issuer can expect to develop such market. Investors may not be able to sell or liquidate their Note(s) in the event of an emergency or for other reasons. Accordingly, a purchase of the Note(s) is suitable only for persons of financial means adequate to provide for their current needs and personal contingencies and who have no need for liquidity in the Note(s).

     The offer and sale of the Note(s) is restricted to persons who are purchasing the Note(s) for their own account or in a fiduciary capacity for persons who are purchasing for their own account.

The Note(s) will be sold only to persons who can, and do, truthfully represent and warrant that they either:

     (a) had during their last taxable year, or estimate that they will have during the current year, gross taxable income of US$200,000 or more; or

     (b) have a net worth (as computed above) of at least US$1,000,000 (including home); or

     (c) are purchasing the Note(s) in a fiduciary capacity for persons having such taxable income and/or net worth.

     These suitability standards are minimum requirements for prospective Note purchasers and the satisfaction of the above standards does not necessarily mean the Note(s) are a suitable investment for such purchasers. The Issuer will require a signed Subscription Agreement in the form attached hereto making the foregoing representation as well as other representations designed to assure the Issuer of each purchaser's qualifications, and the Issuer will rely upon the veracity of such representations. The Issuer reserves the right to refuse to sell the Note(s) to any person or entity that, in the opinion of the Issuer, fails to satisfy the foregoing requirements or for any other reason deemed appropriate by the Issuer.

This offering is being made only to Non-US Persons, as defined in Regulation S promulgated under the Securities Act of 1933, as amended (Regulation S). Therefore, residents of the United States will not be eligible to purchase securities hereunder.

Terms of the Purchase

     The minimum purchase of the Notes(s) is $100,000 for all investors.

     (USA) This offering of the Note is pursuant to an exception under Regulation D and Regulation S of the Securities Act of 1933, as amended.

Plan of Distribution

     Officers, Directors, Employees and other associated individuals of the Issuer will offer the securities on a "Best Efforts Basis"; however, they will receive no compensation for their efforts. The Company may employ member of the National Association of Securities Dealers, Inc. ("NASD") to also offer these securities on a "Best Efforts Basis," and such advisors shall be paid a fee equal to thirteen percent (13%) of the gross sales price of such securities.

Registration of Securities

     The offer and sale of the Note(s) and Warrants has not been registered under the Securities Act of 1933, as amended, and, therefore, the securities are deemed "restricted securities".

Subscription Procedure

     To make a purchase of the Note(s), each purchaser should complete and deliver the following documents to:

                             ACCUPOLL HOLDING CORP
                               30 Executive Park
                                   Suite 260
                                Irvine, CA 92614

     (a) A check payable to "ACCUPOLL HOLDING CORP:" - in the amount of the Note amount being purchased.

     (b) An executed copy of the Note

     (c) An executed Investor Questionnaire.

     The Issuer will review the purchase documents for completeness and proper execution. The Issuer has the absolute right, at its sole discretion, to reject, in whole or in part, any purchase that is tendered or to waive any defect in any purchase document. Should the Issuer decide to reject a purchase, it will return the purchase documents, including the purchaser's check to the prospective purchaser. If the Issuer accepts a purchase ("Acceptance") for Notes, said Note will be forwarded to the purchaser at such time the subscription is accepted. Interest on each Note shall accrue from the date of Acceptance.

IN MAKING AN INVESTMENT DECISION IN THE PROPOSED OFFERING OF ACCUPOLL CORP, ("ACCUPOLL" OR THE "COMPANY") OFFERED HEREBY, PROSPECTIVE PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THIS OFFERING HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AGENCY.

NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR REGULATORY AGENCY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROPOSED OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS MEMORANDUM IS BEING FURNISHED ON A CONFIDENTIAL BASIS, SOLELY FOR USE IN CONNECTION WITH CONSIDERATION OF THE PURCHASE OF THE PROPOSED OFFERING. ANY REPRODUCTION OR DISTRIBUTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS (IN EACH CASE, OTHER THAN TO PERSONS AND ENTITIES RETAINED TO ADVISE THE RECIPIENT HEREOF), WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED.

WHILE THE INFORMATION PROVIDED HEREIN IS BELIEVED TO BE ACCURATE, THE COMPANY DOES NOT MAKE ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THIS INFORMATION. ALL PROSPECTIVE PURCHASERS WILL HAVE AN OPPORTUNITY TO MEET WITH REPRESENTATIVES OF THE COMPANY TO VERIFY ANY OF THE INFORMATION INCLUDED HEREIN AND TO OBTAIN ADDITIONAL INFORMATION REGARDING THE COMPANY. COPIES OF ALL DOCUMENTS, CONTRACTS, FINANCIAL INFORMATION, AND OTHER COMPANY RECORDS WILL BE MADE AVAILABLE FOR INSPECTION AT ANY SUCH MEETING OR DURING NORMAL BUSINESS HOURS UPON REQUEST TO THE COMPANY. IT IS EXPECTED THAT EACH PROSPECTIVE PURCHASER WILL PURSUE THEIR OWN INDEPENDENT INVESTIGATION. STATEMENTS HEREIN ARE MADE AS OF THE DATE HEREOF. NEITHER THE DELIVERY OF THIS MEMORANDUM NOT ANY TRANSACTION MADE HEREBY SHALL CREATE, UNDER ANY CIRCUMSTANCE, ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN ANY INFORMATION CONTAINED HEREIN SINCE THE DATE HEREOF.

NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THIS OFFERING TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR BY THE PLACEMENT AGENT.

THE PROJECTIONS OF FUTURE FINANCIAL RESULTS INCLUDED HEREIN (THE PROJECTIONS) WERE PREPARED SOLELY BY THE COMPANY AND WERE NOT PREPARED WITH A VIEW TOWARD PUBLIC DISCLOSURE OR COMPLYING WITH THE SECURITIES AND EXCHANGE COMMISSION'S PUBLISHED GUIDELINES REGARDING PROJECTED FINANCIAL INFORMATION. THE PROJECTIONS HAVE NOT BEEN COMPLIED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND ACCORDINGLY, NO OPINION OR OTHER FORM OF ASSURANCE IS EXPRESSED. IN ADDITION, BECAUSE SUCH PROJECTIONS ARE BASED ON A NUMBER OF ASSUMPTIONS AND ARE SUBJECT TO SIGNIFICANT ECONOMIC, OPERATIONAL AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY, THERE IS NO ASSURANCE THAT THEY WILL BE REALIZED, AND ACTUAL RESULTS MAY VARY SIGNIFICAnTLY FROM THOSE SHOWN. THE INCLUSION OF THE PROJECTIONS SHOULD NOT BE REGARDED AS A REPRESENTATION THAT THE PROJECTIONS WILL BE ACHIEVED.

MARKET DATA AND INDUSTRY INFORMATION REFERRED TO IN THIS MEMORANDUM ARE DERIVED FROM VARIOUS TRADE PUBLICATIONS AND INDUSTRY SOURCES. WHILE THE COMPANY
NONETHELESS   BELIEVES  THAT  THE  FIGURES   CONTAINED  HEREIN  ARE  REASONABLY
INDICATIVE OF THE INDUSTRY. SUCH ESTIMATES ARE INHERENTLY INEXACT.

Wire Transfer Instructions:

To: Bank of America

        The Private Bank
        555 California St., 7th Floor
        San Francisco, CA 94104

ABA # 121000358

For credit to: Accupoll Inc.
Account#: 13298-03129

Investor Signature:             /s/
                                ----------------------------------------

Investor Name (printed):        PAN AMERICAN MANAGEMENT CO. SA., PANAMA
                                ----------------------------------------

Units Purchased:                5
                                -------------------

Investment Amount:              USD 500.000.
                                -------------------

AccuPoll Holding Corp:

Signed:                         /s/ Dennis Vadura
                                -------------------

                                Dennis Vadura, CEO

Date:                           7/15/03
                                -------------------


                                                  Confirmation of
                                                  the tax sent on
                                                  July 18th 2003